                                                            EXHIBIT NO. 99.13(b)

                                     FORM OF

                                    MFS FUNDS
 AMENDED AND RESTATED MASTER DISTRIBUTION PLAN PURSUANT TO RULE 12B-1 UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                                                       EXHIBIT A

               FUNDS AND SHARE CLASSES COVERED BY RULE 12B-1 PLAN
                            AS OF: SEPTEMBER 18, 2002


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                                                              CLASSES OF SHARES
                                                            COVERED BY RULE 12B-1      DATE RULE 12B-1 PLAN
                          FUND                                       PLAN                    ADOPTED
--------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST I
--------------------------------------------------------------------------------------------------------------
MFS Cash Reserve Fund                                       A,B,C, 529A, 529B and    January 1, 1997; April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
--------------------------------------------------------------------------------------------------------------
MFS Core Growth Fund                                                A,B,C            January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Global Asset Allocation Fund                                    A,B,C            January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Global Telecommunications Fund                                  A, B,C           April 12, 2000
--------------------------------------------------------------------------------------------------------------
MFS Japan Equity Fund                                               A, B,C           April 12, 2000
--------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund                                            A,B,C            January 1, 1997,
                                                                                     April 12, 2000 (C
                                                                                     shares)
--------------------------------------------------------------------------------------------------------------
MFS New Discovery Fund                                      A,B,C, 529A, 529B and    January 1, 1997; April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
--------------------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund                                 A,B,C            January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Research International Fund                             A,B,C, 529A, 529B and    January 1, 1997; April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
--------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund                                  A,B,C,J, 529A, 529B and   January 1, 1997;
                                                                     529C            December 8, 1999 (J
                                                                                     shares) ; April 17,
                                                                                     2002 (529 Share Classes)
--------------------------------------------------------------------------------------------------------------
MFS Technology Fund                                                 A,B,C            January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Value Fund                                              A,B,C, 529A, 529B and    January 1, 1997; April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
--------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST II
--------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Fund                                     A,B,C, J, 529A, 529B    January 1, 1997;
                                                                   and 529C          May 27, 1998 (J shares);
                                                                                     April 17, 2002 (529
                                                                                     Share Classes)
--------------------------------------------------------------------------------------------------------------
MFS Large Cap Growth Fund                                            A,B             January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST III
--------------------------------------------------------------------------------------------------------------
MFS High Income Fund                                        A,B,C, 529A, 529B and    January 1, 1997; April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
--------------------------------------------------------------------------------------------------------------
MFS High Yield Opportunities Fund                                   A,B,C            July 1, 1998
--------------------------------------------------------------------------------------------------------------
MFS Municipal High Income Fund                                       B,C             September 16, 1998
--------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST IV
--------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Fund                                     A,B,C, 529A, 529B and    January 1, 1997; April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
--------------------------------------------------------------------------------------------------------------
MFS Municipal Bond Fund                                               B              January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST V
--------------------------------------------------------------------------------------------------------------
MFS International New Discovery Fund                        A,B,C, 529A, 529B and    October 8, 1997; April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
--------------------------------------------------------------------------------------------------------------
MFS International Strategic Growth Fund                             A,B,C            October 8, 1997
--------------------------------------------------------------------------------------------------------------
MFS International Value Fund                                        A,B,C            October 8, 1997
--------------------------------------------------------------------------------------------------------------
MFS Research Fund                                           A,B,C, 529A, 529B and    January 1, 1997; April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
--------------------------------------------------------------------------------------------------------------
MFS Total Return Fund                                       A,B,C, 529A, 529B and    January 1, 1997; April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
--------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST VI
--------------------------------------------------------------------------------------------------------------
MFS Global Equity Fund                                             A,B,C,J           January 1, 1997;
                                                                                     April 14, 1999 (J
                                                                                     shares)
--------------------------------------------------------------------------------------------------------------
MFS Global Total Return Fund                                        A,B,C            January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Utilities Fund                                                  A,B,C            January 1, 1997
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MFS SERIES TRUST VII
--------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Fund                              A,B,C, 529A, 529B and    January 1, 1997; April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
--------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST VIII
--------------------------------------------------------------------------------------------------------------
MFS Global Growth Fund                                              A,B,C            January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund                                           A,B,C            January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Tax Managed Equity Fund                                         A,B,C            December 31, 2001
--------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST IX
--------------------------------------------------------------------------------------------------------------
MFS Bond Fund                                               A,B,C, 529A, 529B and    January 1, 1997; April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
--------------------------------------------------------------------------------------------------------------
MFS Emerging Opportunities Fund                                     A,B,C            May 3, 1999
--------------------------------------------------------------------------------------------------------------
MFS High Quality Bond Fund                                          A,B,C            May 3, 1999
--------------------------------------------------------------------------------------------------------------
MFS Intermediate Investment Grade Bond Fund                         A,B,C            January 4, 1999
--------------------------------------------------------------------------------------------------------------
MFS Large Cap Value Fund                                            A,B,C            May 3, 1999
--------------------------------------------------------------------------------------------------------------
MFS Limited Maturity Fund                                   A,B,C, 529A, 529B and    January 1, 1997; April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
--------------------------------------------------------------------------------------------------------------
MFS Municipal Limited Maturity Fund                                 A,B,C            January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Research Bond Fund                                      A,B,C, 529A, 529B and    January 4, 1999; April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
--------------------------------------------------------------------------------------------------------------
MFS Research Bond Fund J                                            A,B,C            September 18, 2002
--------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST X
--------------------------------------------------------------------------------------------------------------
MFS Emerging Companies Fund                                         A,B,C            May 16, 2001
--------------------------------------------------------------------------------------------------------------
MFS Emerging Markets Debt Fund                                      A,B,C            March 17, 1998
--------------------------------------------------------------------------------------------------------------
MFS Emerging Markets Equity Fund                                    A,B,C            January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS European Equity Fund                                            A,B,C            August 1, 1999
--------------------------------------------------------------------------------------------------------------
MFS Fundamental Growth Fund                                         A,B,C            December 20, 2000
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MFS Gemini Large Cap U.S. Fund                                      A,B,C            December 20, 2000
--------------------------------------------------------------------------------------------------------------
MFS Gemini U.K. Fund                                                A,B,C            December 20, 2000
--------------------------------------------------------------------------------------------------------------
MFS Global Conservative Equity Fund                                 A,B,C            December 20, 2000
--------------------------------------------------------------------------------------------------------------
MFS Global Health Sciences Fund                                     A,B,C            December 20, 2000
--------------------------------------------------------------------------------------------------------------
MFS Government Mortgage Fund                                         A,B             January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS High Yield Fund                                                 A,B,C            August 1, 1999
--------------------------------------------------------------------------------------------------------------
MFS Income Fund                                                     A,B,C            August 1, 1999
--------------------------------------------------------------------------------------------------------------
MFS International ADR Fund                                          A,B,C            December 20, 2000
--------------------------------------------------------------------------------------------------------------
MFS International Core Equity Fund                                  A,B,C            December 20, 2000
--------------------------------------------------------------------------------------------------------------
MFS International Growth Fund                                       A,B,C            January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS International Investors Trust                                   A,B,C            January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Mid Cap Equity Fund                                             A,B,C            September 20, 2000
--------------------------------------------------------------------------------------------------------------
MFS Multi Cap Growth Fund                                           A,B,C            December 20, 2000
--------------------------------------------------------------------------------------------------------------
MFS Select Growth Fund                                              A,B,C            May 16, 2001
--------------------------------------------------------------------------------------------------------------
MFS Strategic Value Fund                                    A,B,C, 529A, 529B and    March 17, 1998; April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
--------------------------------------------------------------------------------------------------------------
MFS Conservative Allocation Fund                            A,B,C, 529A, 529B and    April 17, 2002
                                                                     529C
--------------------------------------------------------------------------------------------------------------
MFS Moderate Allocation Fund                                A,B,C, 529A, 529B and    April 17, 2002
                                                                     529C
--------------------------------------------------------------------------------------------------------------
MFS Growth Allocation Fund                                  A,B,C, 529A, 529B and    April 17, 2002
                                                                     529C
--------------------------------------------------------------------------------------------------------------
MFS Aggressive Growth Allocation Fund                       A,B,C, 529A, 529B and    April 17, 2002
                                                                     529C
--------------------------------------------------------------------------------------------------------------
MFS SERIES TRUST XI
--------------------------------------------------------------------------------------------------------------
MFS Mid Cap Value Fund                                      A, B,C, 529A, 529B and   July 19, 2001; April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
--------------------------------------------------------------------------------------------------------------
MFS Union Standard Equity Fund                                      A, B,C           July 30, 1997
--------------------------------------------------------------------------------------------------------------
Vertex Contrarian Fund                                              A, B,C           April 29, 1998
--------------------------------------------------------------------------------------------------------------
Vertex International Fund                                           A, B,C           April 29, 1998
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STAND ALONE FUNDS
--------------------------------------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Fund                  A,B,C,J, 529A, 529B and   January 1, 1997;
                                                                     529C            September 20, 2000 (J
                                                                                     shares), April 17, 2002
                                                                                     (529 Share Classes)
--------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust                              A,B,C,J, 529A, 529B and   January 1, 1997;
                                                                     529C            November 17, 1999 (J
                                                                                     shares), April 17, 2002
                                                                                     (529 Share Classes)
--------------------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund                                A,B,C            January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Government Securities Fund                              A,B,C, 529A, 529B and    January 1, 1997, April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
--------------------------------------------------------------------------------------------------------------
MFS Growth Opportunities Fund                                        A,B             January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS MUNICIPAL SERIES TRUST
--------------------------------------------------------------------------------------------------------------
MFS Alabama Municipal Bond Fund                                      A,B             January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Arkansas Municipal Bond Fund                                     A,B             January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS California Municipal Bond Fund                                  A,B,C            January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Florida Municipal Bond Fund                                      A,B             January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Georgia Municipal Bond Fund                                      A,B             January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Maryland Municipal Bond Fund                                     A,B             January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Massachusetts Municipal High Income Fund                         A,B             June 11, 1999
--------------------------------------------------------------------------------------------------------------
MFS Massachusetts Municipal Bond Fund                                A,B             January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Mississippi Municipal Bond Fund                                  A,B             January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Municipal Income Fund                                           A,B,C            January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS New York Municipal High Income Fund                              A,B             June 11, 1999
--------------------------------------------------------------------------------------------------------------
MFS New York Municipal Bond Fund                                    A,B,C            January 1, 1997;
                                                                                     October 11, 2000 (C
                                                                                     shares)
--------------------------------------------------------------------------------------------------------------
MFS North Carolina Municipal Bond Fund                              A,B,C            January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Pennsylvania Municipal Bond Fund                                 A,B             January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS South Carolina Municipal Bond Fund                               A,B             January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Tennessee Municipal Bond Fund                                    A,B             January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS Virginia Municipal Bond Fund                                    A,B,C            January 1, 1997
--------------------------------------------------------------------------------------------------------------
MFS West Virginia Municipal Bond Fund                                A,B             January 1, 1997
--------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

                            AS OF: SEPTEMBER 18, 2002

MFS SERIES TRUST I
       MFS Cash Reserve Fund
       MFS Core Growth Fund
       MFS Global Telecommunications Fund
       MFS Japan Equity Fund
       MFS Managed Sectors Fund
       MFS New Discovery Fund
       MFS Research Growth & Income Fund
       MFS Research International Fund
       MFS Strategic Growth Fund
       MFS Technology Fund
       MFS Value Fund
MFS SERIES TRUST II
       MFS Emerging Growth Fund
       MFS Large Cap Growth Fund
MFS SERIES TRUST III
       MFS High Income Fund
       MFS High Yield Opportunities Fund
MFS SERIES RUST IV
       MFS Mid Cap Growth Fund
MFS SERIES TRUST V
       MFS International New Discovery Fund
       MFS Research Fund
       MFS Total Return Fund
MFS SERIES TRUST VI
       MFS Global Equity Fund
       MFS Global Total Return Fund
       MFS Utilities Fund
MFS SERIES TRUST VII
       MFS Capital Opportunities Fund
MFS SERIES TRUST VIII
       MFS Global Growth Fund
       MFS Strategic Income Fund
       MFS Tax Managed Equity Fund
MFS SERIES TRUST IX
       MFS Bond Fund
       MFS Emerging Opportunities Fund
       MFS High Quality Bond Fund
       MFS Intermediate Investment Grade Bond Fund
       MFS Large Cap Value Fund
       MFS Limited Maturity Fund
       MFS Municipal Limited Maturity Fund
       MFS Research Bond Fund
       MFS Research Bond Fund J
MFS SERIES TRUST X MFS Emerging Companies Fund
       MFS Emerging Markets Debt Fund
       MFS European Equity Fund
       MFS Fundamental Growth Fund
       MFS Gemini Large Cap U.S. Fund
       MFS Gemini U.K. Fund
       MFS Global Conservative Equity Fund
       MFS Global Health Sciences Fund
       MFS Government Mortgage Fund
       MFS High Yield Fund
       MFS Income Fund
       MFS International ADR Fund
       MFS International Core Equity Fund
       MFS Mid Cap Equity Fund
       MFS Multi Cap Growth Fund
       MFS Select Growth Fund
       MFS Strategic Value Fund
MFS SERIES TRUST XI
       MFS Mid Cap Value Fund
       MFS Union Standard Equity Fund
       Vertex Contrarian Fund
       Vertex International Fund
MFS MUNICIPAL SERIES TRUST
       MFS Alabama Municipal Bond Fund
       MFS Arkansas Municipal Bond Fund
       MFS California Municipal Bond Fund
       MFS Florida Municipal Bond Fund
       MFS Georgia Municipal Bond Fund
       MFS Maryland Municipal Bond Fund
       MFS Massachusetts High Income Tax Free Fund
       MFS Massachusetts Municipal Bond Fund
       MFS Mississippi Municipal Bond Fund
       MFS Municipal Income Fund
       MFS New York High Income Tax Free Fund
       MFS New York Municipal Bond Fund
       MFS North Carolina Municipal Bond Fund
       MFS Pennsylvania Municipal Bond Fund
       MFS South Carolina Municipal Bond Fund
       MFS Tennessee Municipal Bond Fund
       MFS Virginia Municipal Bond Fund
       MFS West Virginia Municipal Bond Fund
STAND ALONE FUNDS
       Massachusetts Investors Growth Stock Fund
       Massachusetts Investors Trust
       MFS Government Limited Maturity Fund
       MFS Government Securities Fund
       MFS Growth Opportunities Fund

                                                                       EXHIBIT C

                              AS OF: APRIL 17, 2002

CLASS A SHARES

MFS SERIES TRUST I
       MFS Global Asset Allocation Fund
MFS SERIES TRUST V
       MFS International Strategic Growth Fund
       MFS International Value Fund
MFS SERIES TRUST X
       MFS Emerging Markets Equity Fund
       MFS International Growth Fund
       MFS International Investors Trust

CLASS 529A SHARES

MASSACHUSETTS INVESTORS TRUST
MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MFS GOVERNMENT SECURITIES FUND
MFS SERIES TRUST I
       MFS Cash Reserve Fund
       MFS Value Fund
       MFS Strategic Growth Fund
       MFS New Discovery Fund
       MFS Research International Fund
MFS SERIES TRUST II
       MFS Emerging Growth Fund
MFS SERIES TRUST III
       MFS High Income Fund
MFS SERIES TRUST IV
       MFS Mid Cap Growth Fund
MFS SERIES TRUST V
       MFS Total Return Fund
       MFS Research Fund
       MFS International New Discovery Fund
MFS SERIES TRUST VII
       MFS Capital Opportunities Fund
MFS SERIES TRUST IX
       MFS Limited Maturity Fund
       MFS Bond Fund
       MFS Research Bond Fund
MFS SERIES TRUST X
       MFS Strategic Value Fund
       MFS Conservative Allocation Fund
       MFS Moderate Allocation Fund
       MFS Growth Allocation Fund
       MFS Aggressive Growth Allocation Fund
MFS SERIES TRUST XI
       MFS Mid Cap Value Fund